Exhibit 10.1

Execution Version

SPONSOR AGREEMENT

This SPONSOR AGREEMENT (the “Sponsor Agreement”), dated as of August 9, 2019, is entered into by and between HN Investors LLC, a Delaware limited liability company (“Sponsor”), Trinity Merger Corp., a Delaware corporation (“Trinity”), Trinity Sub Inc., a Maryland corporation (“PubCo”), PBRELF I, LLC, a Washington limited liability company (“Fund I”), BRELF II, LLC, a Washington limited liability company (“Fund II”), BRELF III, LLC, a Washington limited liability company (“Fund III”), and BRELF IV, LLC, a Washington limited liability company (“Fund IV” and, together with Fund I, Fund II and Fund III, the “Companies” and each a “Company”), Pyatt Broadmark Management, LLC, a Washington limited liability company (“MgCo I”), Broadmark Real Estate Management II, LLC, a Washington limited liability company (“MgCo II”), Broadmark Real Estate Management III, LLC, a Washington limited liability company (“MgCo III”), and Broadmark Real Estate Management IV, LLC, a Washington limited liability company (“MgCo IV” and, together with MgCo I, MgCo II and MgCo III, the “Management Companies”).

W I T N E S E T H:

WHEREAS, concurrently with the execution of this Sponsor Agreement, Trinity, PubCo, the Companies, the Management Companies, Trinity Merger Sub I, Inc., a Delaware corporation, and Trinity Merger Sub II, LLC, a Delaware limited liability company, will enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”); and

WHEREAS, pursuant to the Merger Agreement, Sponsor has agreed to (a) surrender to Trinity, for no consideration and as a contribution to the capital of Trinity, 3,801,360  shares of Class B Common Stock (the “Surrendered Shares”), whereupon the Surrendered Shares shall be cancelled, (b) surrender to Trinity, for no consideration and as a contribution to the capital of Trinity, 7,163,324 Private Placement Warrants (the “Surrendered Warrants”), whereupon the Surrendered Warrants shall be cancelled, and (c) waive the conversion rights of Class B Common Stock set forth in Section 4.3 of the Trinity Certificate that may result from the PIPE Investment and/or the Transactions.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

2.	Surrender and Waiver.

(a)	Immediately prior to, and conditioned upon, the Trinity Effective Time:

(i)
the Sponsor shall automatically and irrevocably surrender and forfeit to Trinity, for no consideration and as a contribution to the capital of Trinity, (A) the Surrendered Shares and (B) the Surrendered Warrants; and

(ii)	Trinity shall immediately cancel the Surrendered Shares and Surrendered Warrants.

(b)
Immediately following, and conditioned upon the consummation of the transactions described in paragraph 2(a) above, but prior to the Trinity Effective Time, the Sponsor shall, automatically and without any further action by the Sponsor or Trinity, irrevocably waive the Class B Share Conversion Rights that may result from the PIPE Investment and/or the other Transactions, in each case, pursuant to and in accordance with the terms of this Sponsor Agreement.

(c)
Sponsor acknowledges and agrees that, to the extent Sponsor receives any PubCo Common Stock as a result of any conversion of Class B Common Stock to Class A Common Stock that results from the PIPE Investment and/or the other Transactions, Sponsor shall promptly surrender such shares to PubCo for cancellation, and no consideration shall be payable to Sponsor in connection therewith.  PubCo shall not issue to Sponsor any PubCo Common Stock in exchange therefor, the entitlement to which has been waived in accordance with paragraph 2(b) above.

3.	Sponsor Representations and Warranties. The Sponsor hereby represents and warrants as of the date hereof as follows:

(a)	The Sponsor owns the Surrendered Shares and Surrendered Warrants free and clear of all Encumbrances.

(b)
The Sponsor has all requisite power and authority to execute and deliver this Sponsor Agreement and to consummate the transactions contemplated hereby and to perform all of its obligations hereunder.  The execution and delivery of this Sponsor Agreement have been, and the consummation of the transactions contemplated hereby has been, duly authorized by all requisite action by the Sponsor.  This Sponsor Agreement has been duly and validly executed and delivered by the Sponsor and, assuming this Sponsor Agreement has been duly authorized, executed and delivered by the other parties hereto, this Sponsor Agreement constitutes, and upon its execution will constitute, a legal, valid and binding obligation of the Sponsor enforceable against it in accordance with its terms.

4.
Successors and Assigns.  Sponsor acknowledges and agrees that the terms of this Sponsor Agreement are binding on and shall inure to the benefit of Sponsor’s beneficiaries, heirs, legatees and other statutorily designated representatives.  Sponsor also understands that this Sponsor Agreement, once executed, is irrevocable and binding, and if Sponsor transfers, sells or otherwise assigns any shares of Class B Common Stock held by it as of the date of this Agreement, the transferee of such shares of Class B Common Stock shall be bound by the terms of this Sponsor Agreement as if such transferee were a party hereto.  Any holder of Class B Common Stock that subsequently desires to transfer, sell or otherwise assign any shares of Class B Common Stock shall, in addition to any other existing obligations or restrictions applicable to such proposed transfer, sale or assignment that may exist, provide the proposed transferee with a copy of this Sponsor Agreement and obtain from such proposed transferee a written acknowledgment that such proposed transferee acknowledges and agrees to the terms and the other matters set forth in this Sponsor Agreement.

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5.
Termination.  This Sponsor Agreement shall terminate, and have no further force and effect, as of the earlier to occur of (a) the Trinity Effective Time and (b) the termination of the Merger Agreement in accordance with its terms prior to the Trinity Effective Time; provided, however, if this Sponsor Agreement terminates under subsection (a) above, the obligations of Sponsor under Section 2(c), if any, shall terminate following the Trinity Effective Time once such obligations have been satisfied.  This Sponsor Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6.
Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Sponsor Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

7.
Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 7.

[signature page follows]

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Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this Sponsor Agreement as of the date first written above.

HN INVESTORS LLC

By:	/s/ Sean A. Hehir
Name:	Sean A. Hehir
Title:	Manager

TRINITY MERGER CORP.

By:	/s/ Sean A. Hehir
Name:	Sean A. Hehir
Title:	President & Chief Executive Officer

TRINITY SUB INC.

By:	/s/ Sean A. Hehir
Name:	Sean A. Hehir
Title:	President, Chief Executive Officer, Treasurer & Chief Financial Officer

PBRELF I, LLC

By: Pyatt Broadmark Management, LLC

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

[Signature Page to Sponsor Agreement]

BRELF II, LLC

By: Broadmark Real Estate Management II, LLC, its manager

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

BRELF III, LLC

By: Broadmark Real Estate Management III, LLC, its manager

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

BRELF IV, LLC

By: Broadmark Real Estate Management IV, LLC, its manager

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

[Signature Page to Sponsor Agreement]

PYATT BROADMARK MANAGEMENT, LLC

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

BROADMARK REAL ESTATE MANAGEMENT II, LLC

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

BROADMARK REAL ESTATE MANAGEMENT III, LLC

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

[Signature Page to Sponsor Agreement]

BROADMARK REAL ESTATE MANAGEMENT IV, LLC

By:	/s/ Jeffrey B. Pyatt
Name: Jeffrey B. Pyatt
Title: Manager

By:	/s/ Joseph L. Schocken
Name: Joseph L. Schocken
Title: Manager

[Signature Page to Sponsor Agreement]